Exhibit 99.1

10% UNSECURED CONVERTIBLE PROMISSORY NOTE

THIS UNSECURED CONVERTIBLE PROMISSOR NOTE (the “Note”) is between:

ARETAS SENSOR NETWORKS INC. (the “Borrower”), a company incorporated under the laws of the Province of British Columbia, with its offices commonly located at 1715 Galvin Pl, Qualicum Beach, British Columbia, V9K 2V3, Canada

And

IIOT-OXYS Inc. (the “Holder”) a company incorporated under the laws of the State of Massachusetts, with its offices commonly located at 705 Cambridge St., Cambridge, Massachusetts, 02141, United States of America.

ISSUE PRICE OF THIS NOTE IS USD$200,000.00

ORIGINAL ISSUE DISCOUNT OF THIS NOTE IS USD$7,500.00

NEITHER THIS NOTE NOR THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THIS NOTE AND SUCH SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION UNDER SUCH LAWS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THIS NOTE AND ANY SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS.

PRINCIPAL AMOUNT: USD$200,000.00	Made as of: April 4, 2022

AFTER DISCOUNT AMOUNT: USD$192,500.00

Subject to the terms and conditions of this Note, for value received, ARETAS SENSOR NETWORKS INC., a British Columbia incorporated company with its office located at 1715 Galvin Pl, Qualicum Beach, British Columbia, V9K 2V3, Canada, hereby promises to pay to IIOT-OXYS, Inc. whose address is 705 Cambridge St., Cambridge, Massachusetts, 02141, or his/her/its registered assigns, the principal sum of USD$200,000.00 (the “Principal Amount”), or such lesser amount as will then equal the outstanding principal amount hereunder, together with all interest accrued on unpaid principal at the Applicable Rate (as defined below). Interest will begin to accrue on the date of this Note being April 4, 2022 (the “Original Issue Date”) and will continue to accrue on the outstanding principal until the entire Balance is paid (or converted, as provided in Section 6 hereof), and will be computed based on the actual number of days elapsed and on a year of three hundred sixty-five (365) days. Whenever interest is computed based on a year which contains fewer days than the actual number of days in the calendar year of calculation, such rate of interest shall be expressed as a yearly rate for purposes of the Interest Act (Canada) by multiplying such rate of interest by the actual number of days in the calendar year of calculation and dividing it by the number of days in the deemed year. All dollar amounts herein hereunder are in the lawful money of the United States of America (“USD”).

The following is a statement of the rights of the Holder and the terms and conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

1.	DEFINITIONS. The following definitions will apply for all purposes of this Note:

“Affiliate” has the meaning ascribed to it in Rule 144 (17 C.F.R. § 230.144) is “a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such issuer.”

“Applicable Rate” means a rate equal to the rate of ten percent (10%) per annum.

“Balance” means, at the applicable time, the sum of the Principal Balance, all then accrued but unpaid interest and all other amounts (including fees and expenses) then accrued but unpaid under this Note.

1

“Borrower” includes, in addition to Borrower identified in the opening paragraph of this Note, any person or entity which succeeds to Borrower’s obligations under this Note, whether by permitted assignment, by merger or consolidation, operation of law or otherwise.

“Business Day” means a weekday on which banks are open for general banking business in Vancouver, British Columbia, Canada.

“Common Shares” means the class or series of Borrower’s common shares issued or to be issued by the Borrower.

“Conversion Date” means the date on which the Notice of Conversion is delivered to the Borrower in accordance with the provisions herein.

“Conversion Price” means, if the Holder elects to convert the Principal Amount under the Note to Common Shares, the Principal Amount will be convertible into shares of Common Shares equal to 3.23% of the fully diluted share capital of the Borrower as of the Conversion Date.

“Event of Default” has the meaning set forth in Section 5 hereof.

“Maturity Date” means April 4, 2024, whereupon the Principal Amount outstanding hereunder and all other amounts accrued under this Note will be due and payable in full in one lump sum payment, in USD.

“Notice of Conversion” means, if the Holder elects to convert the Principal Amount of this Note into Common Shares, the Holder will give notice of such election by delivering and executed Notice of Conversion to the Borrower on or before the Maturity Date.

“Person” means any individual, partnership, corporation, trust, estate, cooperative association, government or governmental subdivision or agency or other entity.

“Principal Balance” means, at the applicable time, all then outstanding principal of this Note.

“Transaction Document” means, interchangeably with reference to this Note, all exhibits and schedules thereto and hereto, as may be necessary or desirable, and any other documents or agreements executed in connection with the lending transaction contemplated hereunder.

2.	PAYMENT AT MATURITY DATE AND INTEREST.

2.1           Payments. Payments on this Note will be made to the Holder, attention to the person whose name is registered on the records of the Holder regarding company registration and records, or as directed, in writing by the Holder, and delivered to same by wire transfer to the instructions attached in Exhibit A hereto, being the transfer information of the Holder of this Note, which will be delivered in lawful money of the United States.

2.2           Payment at Maturity Date. If this Note has not been converted (at the election of the Holder and as provided in Section 6 hereof), then the Principal Balance will be due and payable in full as of 12:00 p.m. (EST) on the Maturity Date.

2.3           Payment of Interest.

a.	Within thirty (30) days of the Original Issue Date, the Borrower will pay the interest which would be computed hereunder and account for the interest for the first (1st) twelve (12) months under the Note, that being an amount, in the amount of twenty thousand dollars (USD$20,000.00); and

b.	Within six (6) months of the Original Issue Date, the Borrower will pay the interest which would be computed hereunder and account for the interest for the second (2nd) twelve (12) months under the Note, that being an amount, in the amount of twenty thousand dollars (USD$20,000.00).

Anything herein to the contrary notwithstanding, if during any period for which interest is computed hereunder, the amount of interest computed on the basis provided for in this Note, together with all fees, charges and other payments which are treated as interest under applicable Canadian law and as provided for herein or in any other document executed in connection herewith, would exceed the amount of such interest computed on the basis of the Applicable Rate, then Borrower will not be obligated to pay, and Holder will not be entitled to charge, collect, receive, reserve or take, interest in excess of the Applicable Rate, and during any such period the interest payable hereunder will be computed on the basis of the Applicable Rate.

2

3.	PREPAYMENT. Upon ten (10) days’ prior written notice provided to the Holder by the Borrower, the Borrower may prepay any portion of the Note before it becomes due; however, all interest payments will conform with the terms set out herein. The Borrower will not be entitled to any reduction of interest owing upon prepayment of the Note.

4.	APPLICATION OF PAYMENT. All payments and recoveries payable on account of principal and interest on the Note will be paid based on their original principal amount. Subject to Section 6 hereof, all payments will be applied first to the repayment of accrued fees and expenses under this Note, then to accrued interest until all then outstanding accrued interest has been paid in full, and then to the repayment of principal until all principal has been paid in full.

5.	EVENT OF DEFAULT.

5.1           Each of the following events will constitute an “Event of Default” hereunder:

a.	Borrower fails to make any payment when due under this Note on the applicable due date;

b.	After receiving a Notice of Conversion in accordance with the terms herein, and notwithstanding said terms of this Note and without written waiver of said terms from the Holder, Borrower fails to issue the Common Shares to Holder pursuant to Section 6 hereof;

c.	A receiver is appointed for any material part of Borrower’s property, Borrower makes a general assignment for the benefit of creditors, or Borrower becomes a debtor or alleged debtor in a case under an applicable Bankruptcy Code or becomes the subject of any other bankruptcy or similar proceeding for the general adjustment of its debts or for its liquidation;

d.	Borrower breaches any material obligation, or materially breaches any representation or warranty, to the Holder under this Note or under any other Financing Document and does not cure such breach within thirty (30) days after written notice thereof has been given by or on behalf of the Holder to Borrower; or

e.	Borrower’s board of directors or shareholders adopt a resolution for the liquidation, dissolution or winding up of Borrower.

5.2           Upon the occurrence of any Event of Default, all accrued but unpaid expenses, accrued but unpaid interest, all principal and any other amounts outstanding under this Note will (i) in the case of any Event of Default under Section 5(c), become immediately due and payable in full without further notice or demand by the Holder and (ii) in the case of any Event of Default other than under Section 5(c), become immediately due and payable upon written notice by or on behalf of the affected Holder to Borrower. Notwithstanding any other provision of this Note, the Holder agrees that the Holder will only exercise Holder’s rights and remedies under this Note and will not take any action, including commencement or prosecution of litigation or any other proceeding to collect this Note, until such time as the Borrower has had the opportunity to cure any Event of Default as described herein within thirty (30) days of said notice of default, or otherwise agreed to resolve any said Event of Default in a manner and within a time so agreed to and set down in writing by the parties hereto.

5.3           Any amount that has not been paid in accordance with eh terms of this Note, will bear interest at the rate of the lesser of (i) twenty percent (20%) per annum or (ii) the maximum amount permitted under Canadian Law from the due date thereof until the same is paid in full.

5.4           Without in any way limiting the Holder’s right to pursue other remedies, including actual damages and/or equitable relief, the parties agree that if the Holder elects to convert the Note, as allowed pursuant to Section 6 herein, and delivery of the Common Shares issuable upon conversion of this Note is not delivered by the deadline in Section 6 herein, the Borrower shall pay to the Holder USD $1,000 per day in cash, for each day beyond the deadline that the Borrower fails to deliver such Common Shares. Such cash amounts shall be paid to Holder by the fifth day of the month following the month in which it has accrued or, at the option of the Holder (by written notice to the Borrower by the first day of the month following the month in which it has accrued), shall be added to the principal amount of this Note, in which interest shall accrue thereon in accordance with the terms of this Note. The Borrower agrees that the right to receive Common Shares is a valuable right to the Holder. The damages resulting from a failure, attempt to frustrate, interference with such conversion right are difficult if not impossible to qualify. Accordingly, the parties acknowledge that the liquidated damages provision contained in this Section 5 are justified.

3

6.	Conversion.

6.1           Upon the Maturity Date, the Holder will have the right, at its option, to convert all the Principal Amount hereof into Common Shares of the Company in a manner and in accordance with Section 6.2 below at the conversion price as set forth below in 6.3 below (subject to adjustment as described herein).

6.2           In the event that the Holder elects to convert the Principal Amount of this Note into Common Shares, the Holder will give the Notice of Conversion to the Borrower before 4:00 p.m. (EST) on the Maturity Date. No later than fifteen (15) business days from the receipt of the then delivered Notice of Conversion to the Borrower, the Borrower will deliver to the Holder the agreed upon Common Shares equal to 3.23% of the fully diluted share capital of the Borrower as of the Conversion Date. The Borrower will cooperate with any reasonable requests made by the Holder to substantiate the capitalization, including the execution of additional documents containing legal representations. The Holder must surrender this Note to the Borrower upon receipt of the Common Shares. Pursuant to the terms of the Notice of Conversion, the Borrower will issue instructions to its transfer agent as soon as practicable thereafter, to cause to be issued and delivered to the Holder certificates for the number of Common Shares to which such Holder will be entitled. The Borrower will not issue fractional Common Shares upon conversion, but the number of Common Shares to be received by the Holder upon conversion will be rounded up the next whole number. In the case of the exercise of the conversion rights set forth herein the conversion privilege will be deemed to have been exercised and the Common Shares issuable upon such conversion will be deemed to have been issued upon the date of receipt by the Borrower of the Notice of Conversion.

6.3           If the Holder elects to convert the Principal Amount under the Note to Common Shares, the Principal Amount will be convertible into shares of Common Shares equal to 3. 23% of the fully diluted share capital of the Borrower as of the Conversion Date.

6.4           The Borrower will reserve for issuance and maintain available, out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the full conversion of the Principal Amount under the Note, the full number of Common Shares deliverable upon the conversion of the Note. The Borrower will from time to time (subject to obtaining necessary director and shareholder approvals), in accordance with applicable laws and its governing documents, increase the number of shares of its Common Shares authorized if at any time the authorized number of shares of its Common Shares remaining unissued shall not be sufficient to permit the full conversion of the Principal Amount under the Note.

6.5           Termination of Rights. All rights with respect to this Note will terminate upon the effective conversion of the entire Balance of the Note as provided in Section 6 hereof. In any event, the Holder will not be entitled to receive any stock certificates representing the shares of Common Shares issuable upon conversion of this Note unless and until Holder has surrendered the original of this Note (or Lost Note Documentation where applicable).

7.	CERTIFICATES; NO FRACTIONAL SHARES; LIMITATION ON MERGER, SALE OR CONSOLIDATION; AND SUBSEQUENT DEBT ISSUANCES OR EQUITY SALES.

7.1           Subject to Section 6 hereof, as soon as practicable after conversion of this Note pursuant to Section 6 hereof Borrower at its expense will register Common Shares in Borrower’s Register of Shareholders in the name of the respective Holder and will cause to be issued in the name of Holder and to be delivered to Holder, a certificate or certificates for the number of Common Shares to which Holder shall be entitled upon such conversion (bearing such legends as may be required by applicable provincial, state and/or federal securities laws in the opinion of legal counsel of Borrower, by Borrower’s Articles of Incorporation and Bylaws and by any agreement between Borrower and Holder), together with any other securities and property to which Holder is entitled upon such conversion under the terms of this Note. No fractional shares will be issued upon conversion of this Note. If upon any conversion of this Note (and after aggregating the amounts of all other Notes held by the same Holder which are converted at the same time as this Note), a fraction of a share would otherwise be issued, then in lieu of such fractional share, Borrower will round up to the nearest whole share.

7.2           Except as contemplated by any proposed business combination between the Borrower and the Holder, the Borrower may not, directly or indirectly, consolidate with or merge into another person or sell, lease, conveyor transfer all or substantially all of its assets (computed on a consolidated basis), whether in a single transaction or a series of related transactions, to another person or group of affiliated persons, without the written permission of the Holder.

4

7.3           From the date hereof until such time as the Note is no longer outstanding, the Borrower will not, without written consent of the Holder, which consent will not be unreasonably withheld by the Holder, issue any convertible debt or issue any derivative securities.

8.	PROVISIONS RELATING TO SHAREHOLDERS RIGHTS.

8.1           No Voting or Other Rights. This Note does not entitle the Holder to any voting rights or other rights as a shareholder of Borrower, unless and until (and only to the extent that) this Note is actually converted into shares of Borrower’s capital stock in accordance with its terms. In the absence of conversion of this Note into Common Shares, no provisions of this Note, and no enumeration herein of the rights or privileges of the Holder, will cause the Holder to be a shareholder of Borrower for any purpose.

9.	REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower hereby represents and warrants to the Holder that the statements in the following paragraphs of this Section 9 are all true and complete as of the date hereof.

9.1           Organization, Good Standing and Qualification. Borrower has been duly incorporated and organized, and is validly existing in good standing, under the laws of the Province of British Columbia, Canada. Borrower has the corporate power and authority to own and operate its properties and assets and is in good standing to carry on business as currently conducted, except where the failure to be so empowered or in good standing, as the case may be, could not have or reasonably been expected to result in: (i) a material adverse effect on the legality, validity or enforceability of this Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, or condition (financial or otherwise) of the Borrower, or (iii) a material adverse effect on the Borrower’s ability to perform in any material respect on a timely basis its obligations under this Transaction Document, and no legal proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification with respect to this Transaction Document.

9.2           Due Authorization. All corporate action on the part of Borrower’s board of directors and shareholders necessary for the authorization, execution, delivery of, and the performance of all obligations of Borrower under this Note has been taken prior to the date hereof. This Note and any amendment hereto, constitutes the valid and legally binding obligation(s) of the Borrower, enforceable against Borrower in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and (ii) the effect of rules of law governing the availability of equitable remedies.

9.3           Corporate Power and No Conflict. Borrower has the corporate power and authority to issue, execute and deliver this Note and to carry out and perform all its obligations under this Note. The execution, delivery and performance by the Borrower of this Note, and the consummation by it of the transactions contemplated hereunder, hereby and thereby to which it is a party do not and will not: (i) conflict with or violate any provision of the Borrower’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Borrower, or give to others any rights of termination, amendment, acceleration, adjustment, exchange, reset, exercise or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt, equity or other instrument or other understanding to which the Borrower is a party or by which any property or asset of the Borrower or is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Borrower is subject (including federal and state securities laws and regulations), or by which any property or asset of the Borrower is bound or affected.

9.4           Filings, Consents, and Approvals. The Borrower is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court, or any federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Borrower of the Note, other than the filing of the required forms with the British Columbia Securities Commission (if any) and such filings as are required to be made under applicable state securities laws.

9.5           Reports. The Borrower has filed all reports, schedules, forms, statements and other documents required to be filed by the Borrower under the Securities Act - British Columbia (the “Public Reports”), for the two years preceding the date hereof (or such shorter period as the Borrower was required by law or regulation to file such material) on a timely basis or has received a valid extension of such time of filing and has filed any such Public Reports prior to the expiration of any such extension. As of their respective dates, the Public Reports complied in all material respects with the requirements of the Securities Act - British Columbia, as applicable, and none of the Public Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

5

9.6           Material Changes, Undisclosed Events, Liabilities or Developments. Except for the potential issuance of the Common Shares contemplated herein and hereby, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Borrower or their respective businesses, properties, operations, assets or financial condition, that would be required to be disclosed by the Borrower under Applicable Law at the time this representation is made or deemed made that has not been publicly disclosed at least two (2) Business Days prior to the date that this representation is made.

9.7           Disclosure and Solvency. All of the disclosures furnished by or on behalf of the Borrower to the Holder regarding the Borrower, its businesses and the transactions contemplated hereby, is/are true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Based on the consolidated financial condition of the Borrower as of the Closing Date, and the Borrower’s good faith estimate of the fair market value of its assets: (i) the fair saleable value of the Borrower’s assets exceeds the amount that will be required to be paid on or in respect of the Borrower’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Borrower’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Borrower, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Borrower, together with the proceeds the Borrower would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Borrower has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one (1) year from the Closing Date. For the purposes of this Note, “Indebtedness” means any liabilities for borrowed money, all guaranties, endorsements, and other contingent obligations in respect of indebtedness of others, except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

9.8           Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Borrower (i) has made or filed all Canadian federal, provincial, and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Borrower know of no basis for any such claim.

9.9           Money Laundering. The operations of the Borrower is and has been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Borrower with respect to the Money Laundering Laws is pending or, to the knowledge of the Borrower, threatened.

9.10         Capitalization. No person has any right of first refusal, pre-emptive right, right of participation, or any similar right to participate in the transactions contemplated by the Note. The issuance and sale of the Common Shares will not obligate the Borrower to issue securities to any person (other than the Holder) and will not result in a right of any holder of Borrower securities to adjust the exercise, conversion, exchange or reset price under any of such securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Note or Common Shares.

9.11         Compliance. To the Borrower’s knowledge, the Borrower: (i) is not in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (ii) is not or has not been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a material adverse effect.

6

9.12         Indemnification of Holder. The Borrower will indemnify and hold the Holder and its directors, officers, shareholders, members, partners, employees, attorneys, and agents (and any other persons with a functionally equivalent role of a person holding such titles notwithstanding a lack of such title or any other title), each person who controls the Holder (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other persons with a functionally equivalent role of a person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Borrower in this Agreement, or (b) any action instituted against Purchaser Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Borrower who is not an Affiliate of such Purchaser Party, with respect to any of the transactions contemplated by the Note (unless such action is based upon a breach of such Purchaser Party’s representations, warranties or covenants under the Note or any agreements or understandings such Purchaser Party may have with any such stockholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Note, such Purchaser Party shall promptly notify the Borrower in writing, and the Borrower shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Borrower in writing, (ii) the Borrower has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Borrower and the position of such Purchaser Party, in which case the Borrower shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Borrower will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Borrower’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of its material representations, warranties or covenants under the Note. The indemnification required by this Section 9.12 shall be made by periodic payments by the Borrower of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Borrower or others and any liabilities the Borrower may be subject to pursuant to law.

10.	REPRESENTATIONS, WARRANTIES AND CERTAIN AGREEMENTS OF HOLDER. Holder hereby represents and warrants to and agrees with Borrower as follows.

10.1         Authorization. This Note constitutes Holder’s valid and legally binding obligations, enforceable against Holder in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and (ii) the effect of rules of law governing the availability of equitable remedies. Holder represents and warrants to Borrower that Holder has full power and authority to enter into this Note.

10.2         Purchase for Own Account. This Note, the Common Shares are being and may be acquired for investment for Holder’s own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Act, and Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. For clarity, this representation is that the Borrower is not selling, nor may it be deemed to have sold securities to an underwriter as defined in applicable Securities Act.

10.3         No Solicitation. At no time was Holder presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Securities.

7

10.4         Disclosure of Information. Holder has received or has had full access to all the information Holder considers necessary or appropriate to make an informed investment decision with respect to the Securities. Holder further has had an opportunity to ask questions and receive answers from Borrower regarding the terms and conditions of the offering of the Securities and to obtain additional information (to the extent Borrower possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to Holder or to which Holder had access. The foregoing, however, does not in any way limit or modify the representations and warranties made by Borrower in Section 9 hereof.

10.5         Investment Experience. Holder understands that the purchase of the Securities involves substantial risk. Holder (i) has experience as a Holder in securities of companies in the development stage and acknowledges that Holder is able to fend for itself, can bear the economic risk of Holder’s investment in the Securities and has such knowledge and experience in financial or business matters that Holder is capable of evaluating the merits and risks of this investment in the Securities and protecting Holder’s own interests in connection with this investment in the Securities or (ii) has a pre-existing personal or business relationship with Borrower and certain of its officers, directors or controlling persons of a nature and duration that enables Holder to be aware of the character, business acumen and financial circumstances of such persons. Holder acknowledges that any investment in the Securities involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

10.6         Restricted Securities. Holder understands that the Securities are characterized as “restricted securities” since they are being acquired from Borrower in a transaction not involving a public offering, and that under such applicable Act and applicable regulations the Securities may be resold only in certain limited circumstances. Holder further understands that Borrower is under no obligation to register the Securities, and Borrower has no present plans to do so. Furthermore, Holder is familiar with the relevant securities laws and regulations applicable to this Note, as presently in effect, and understands the limitations imposed thereby and by such legislation on resale of the Securities. Holder understands that no public market now exists for any of the Securities and that it is uncertain whether a public market will ever exist for the Securities.

10.7         Further Limitations on Disposition. Without in any way limiting the representations set forth above, Holder further agrees not to make any disposition of all or any portion of the Securities unless and until:

a.	there is then in effect a registration statement under an applicable securities Act or regulation covering such proposed disposition and such disposition is made in accordance with such effective registration statement; or

b.	(i) Holder will have notified Borrower in writing of the proposed disposition and will have furnished Borrower with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by Borrower, Holder will have furnished Borrower with an opinion of counsel, reasonably satisfactory to Borrower that such disposition will not require registration of such shares under any applicable securities legislation.

10.8         Information on Company. The Holder has received in writing from the Borrower such information concerning the Borrower’s operations, financial condition and other matters as the Holder has requested, identified thereon as OTHER WRITTEN INFORMATION (such other information is collectively, the “Other Written Information”), and considered all factors the Holder deems material in deciding on the advisability of investing the Principal Amount. The Holder was afforded (i) the opportunity to ask such questions as the Holder deemed necessary of, and to receive answers from, representatives of the Borrower concerning the merits and risks of investing and/or lending the Principal Amount.

10.9         No Conflicts. The execution, delivery and performance of this Note and the consummation by the Holder of the transactions contemplated hereby and thereby or relating hereto or thereto do not and will not (i) result in a violation of the Holder’s charter documents, bylaws or other organizational documents, if applicable, (ii) conflict with nor constitute a default (or an event which with notice or lapse of time or both would become a default) under any agreement to which the Holder is a party, nor (iii) result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Holder or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on the Holder). The Holder is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Note in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, the Holder is assuming and relying upon the accuracy of the relevant representations and agreements of the Borrower herein.

8

11.	GENERAL PROVISIONS.

11.1         Waivers. Borrower and all endorsers of this Note hereby waive notice, presentment, protest, and notice of dishonor.

11.2       Attorneys’ Fees. If any party is required to engage the services of an attorney for the purpose of enforcing this Note, or any provision thereof, the prevailing party will be entitled to recover its reasonable expenses and costs in enforcing this Note, including attorneys’ fees.

11.3         Transfer. Neither this Note nor any of the rights or obligations of Holder hereunder may be assigned, conveyed or transferred, in whole or in part, without Borrower’s prior written consent, which Borrower may withhold in its sole discretion; provided, however, that this Note may be assigned, conveyed or transferred without the prior written consent of Borrower to any Affiliate of Holder who: (a) executes and delivers an acknowledgement that such transferee agrees to be subject to, and bound by, all the terms and conditions of this Note, (b) makes the representations and warranties to Borrower that are set forth in Section 10 hereof and (c) (if requested by Borrower) delivers to Borrower an opinion of legal counsel, reasonably satisfactory to Borrower, that such transfer complies with state and federal securities laws. Neither this Note nor any of the rights or obligations of Borrower hereunder may be assigned, except by operation of law or otherwise, in whole or in part, by Borrower without the prior written consent of Holder. Subject to the foregoing, the rights and obligations of Borrower and Holder under this Note and the other Financing Documents will be binding upon and benefit their respective permitted successors, assigns, heirs, administrators and transferees.

11.4         Maximum Interest. In the event that any provision of this Note would oblige the Borrower to make any payment of interest (more so than the maximum interest of 10% per annum agreed to herein) or any other payment which is construed by a court of competent jurisdiction to be interest in an amount or calculated at a rate which would be prohibited by Applicable Law (as defined below) or would result in a receipt by the Holder of interest at a criminal rate (as such terms are construed under the Criminal Code (Canada)), then notwithstanding such provision, such amount or rate will be deemed to have been adjusted nunc pro tunc to the maximum amount or rate of interest (which for clarity herein is agreed to be calculated at 10% per annum), as the case may be, as would not be so prohibited by Applicable Law or so result in a receipt by the Lender of interest at a criminal rate, and the following shall apply: (i) the provisions of this paragraph shall govern and control, (ii) neither the Borrower nor any other person or entity now or hereafter liable for the payment thereof, will be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by such Applicable Law, (iii) any such excess which may have been collected will be either applied as a credit against the then unpaid principal amount thereof or refunded to the Borrower at the Holder’s option, and (iv) the effective rate of interest will be automatically reduced to the maximum lawful rate of interest allowed under the Applicable Law as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under the Note which are made for the purpose of determining whether such rate exceeds the maximum lawful rate of interest, will be made, to the extent permitted by Applicable Law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the Note evidenced thereby, all interest at any time contracted for, charged or received from the Company or otherwise by the Holder in connection with this Note.

11.5         Independent Legal Advice to the Holder. The Borrower invites and encourages the Holder to seek independent legal advice with respect to the terms of the Note. The Holder hereby acknowledges and agrees that the Holder has had the opportunity to seek, and were not prevented from seeking, independent legal advice prior to the execution and delivery of the Note. If the Holder does not avail itself of that opportunity to receive independent legal advice prior to signing the Note, the Holder has done so voluntarily without any pressure or influence by the Borrower, and covenants that the right to do so has been specifically waived, and agrees that the Holder’s failure to obtain independent legal advice may not be used to challenge the enforceability of the Note.

11.6         Governing Law. This Note is governed by and construed in accordance with and under the laws of the State of Massachusetts, and the Federal laws of the United States (“Applicable Law”), without reference to the principles of conflict of laws or choice of laws. In any legal action between or among any of the parties to this Note, each of the parties’ consent to the venue of the courts of the State of Massachusetts.

9

11.7         Headings. The headings and captions used in this Note are used only for convenience and are not to be considered in construing or interpreting this Note. All references in this Note to “Sections” will, unless otherwise provided, refer to sections hereof.

11.8         Notices. All notices required or permitted to be given to a party pursuant to this Note will be in writing and will be effective and deemed to provide such party sufficient notice under this Note on the earliest of the following: (i) at the time of personal delivery; (ii) one (1) Business Day after deposit with an express overnight courier for deliveries; or (iii) three (3) Business Days after deposit in the mail by certified mail (return receipt requested). All notices for delivery outside the Canada will be sent by express courier. All notices not delivered personally will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address indicated for such party on the signature page hereto or, in the case of Borrower, at 1715 Galvin Pl, Qualicum Beach, British Columbia, V9K 2V3, Canada, Attention: Dan Pothier, or at such other address as any party or Borrower may designate by giving ten (10) days’ advance written notice to all other parties.

11.9         Amendments and Waivers. This Note may be amended, and any provisions under this Note may be waived, by the written consent of the Holder and Borrower. Any amendment or waiver effected in accordance with this Section 11.8 will be binding upon each party of the Note then outstanding. Except as provided above with respect to waivers by Borrower, no waiver or consent with respect to this Note will be binding or effective unless it is set forth in writing and signed by the party against whom such waiver is asserted. No course of dealing between Borrower and Holder will operate as a waiver or modification of any party’s rights or obligations under this Note. No delay or failure on the part of either party in exercising any right or remedy under this Note will operate as a waiver of such right or any other right. A waiver given on one occasion will not be construed as a bar to, or as a waiver of, any right or remedy on any future occasion.

11.10       Severability. If one or more provisions of this Note are held to be unenforceable under applicable law, then such provision(s) will be excluded from this Note to the extent they are held to be unenforceable, and the remainder of the Note will be interpreted as if such provision(s) were so excluded and will be enforceable in accordance with its terms.

11.11       Entire Agreement. This Note constitute the entire agreement between the Holder and the Borrower pertaining to the subject matter hereof and supersede all prior and contemporaneous agreements, representations and understandings, written or oral, of such parties.

11.12       Survival. The representations, warranties, obligations and covenants of the Borrower and the Holder will survive execution of this Note.

11.13       Counterparts. This Note may be signed by original, facsimile or e-mail in one or more counterparts and upon execution in counterparts by each party, such counterpart will constitute an original of this Note, but all the counterparts together will constitute a single Note and execution and delivery by facsimile, e-mail or functionally equivalent transmission will be legally binding upon the parties.

11.14       Subcontracting Agreement. As of the Original Issue Date, the Borrower shall sub-contract AI/ML work to the Holder pursuant to a future agreement; provided, however, that the cost shall be at least UDS $25,000 over three (3) to six (6) months and subject to extension upon approval of both parties. All payments pursuant to this Section 11.14 shall be made upon receipt of payment from its customer by the Borrower but, in the event that the Borrower receives no payment by the customer, no later than six (6) months

[Execution page follows]

10

TO EVIDENCE THEIR AGREEMENT each of the parties have executed this Note as of the date first written above:

BORROWER:

ARETAS SENSOR NETWORKS INC.

/s/ Dan Pothier____________________
Authorized Signatory: Dan Pothier

SIGNED, SEALED AND DELIVERED in the presence of:

	)	HOLDER:
Signature	)
)
	)	IIOT-OXYS Inc.
Name	)	Per:
	)	/s/ Clifford Emmons
	)	Authorized Signatory: Clifford Emmons
Address	)
)
)
Occupation	)
)

HOLDER’S ADDRESS FOR NOTICE:

Address:                       705 Cambridge St.,
Cambridge, Massachusetts,
02141,
United States of America
Attention to:               Clifford L. Emmons
Title:                CEO of IIOT-OXYS Inc.
Email:    cliff.emmons@oxyscorp.com

11

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal and/or interest under the 10% Unsecured Convertible Promissory Note due April 4, 2024 of ARETAS SENSOR NETWORKS INC., a British Columbia incorporated company (the “Borrower”), into shares of Common Stock of the Company equal to 3.23% of the fully-diluted share capital of the Company (the “Common Shares”), according to the conditions hereof, as of the date written below. No fee will be charged to the Holder for the conversion.

Conversion Calculations:

Date to Effect Conversion:

April 4, 2024

Principal Amount of 10% Unsecured Convertible Promissory Note to be Converted (in United States Dollars):

$200,000

Fully-Diluted Share Capital of the Company as of the Effective Date of the Conversion:

Number of Common Shares to be Issued:

3.23%

Holder Information:

Print Name and Address of Entity:	IIOT-OXYS, Inc., 705 Cambridge St.,
Cambridge, Massachusetts, 02141,
United States of America

Signature of Authorized Signatory for Entity:

Print Name of Signatory:

Title:

Telephone No.

E-mail Address:

12

Exhibit A

Wire Instructions

[To be attached]

13